UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2019

WINTRUST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9700 W. Higgins Road, Suite 800 Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 939-9000

Not Applicable

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Series D Preferred Stock, no par value	WTFCM	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.              Entry into a Material Definitive Agreement.

On June 3, 2019, Wintrust Financial Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC, as representative of the several Underwriters named therein (the “Underwriters”), providing for the offer and sale in a firm commitment underwritten public offering (the “Offering”) of $300.0 million aggregate principal amount of the Company’s 4.850% Subordinated Notes due 2029 (the “Notes”).  The Notes were offered pursuant to the Prospectus Supplement, dated June 3, 2019 (the “Prospectus Supplement”), to the Prospectus dated as of June 7, 2017, forming a part of the Company’s effective shelf registration statement on Form S-3 (File No. 333-218565).  As described further below, the Company completed the Offering on June 6, 2019.

The Underwriting Agreement includes customary representations, warranties and covenants by each of the Company and the Underwriters related to the Offering.  The Company also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Company intends to use the net proceeds from the Offering and sale of the Notes for general corporate purposes, which may include, without limitation, investments at the holding company level, providing capital to support the Company’s growth, acquisitions or other business combinations, including FDIC-assisted acquisitions, and reducing or refinancing existing debt.

The Notes were issued pursuant to the Subordinated Indenture, dated as of June 13, 2014 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as amended and supplemented by the Second Supplemental Indenture, dated as of June 6, 2019 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.  The Notes accrue interest at a fixed rate per annum equal to 4.850%.  Interest on the Notes is payable semi-annually in arrears on June 6 and December 6 of each year, beginning on December 6, 2019, to the persons in whose names such Notes are registered at the close of business on the preceding May 22 or November 22, as the case may be. The Notes mature on June 6, 2029.

The Notes are subordinated unsecured obligations of the Company and rank equally with all of the Company’s existing and future subordinated indebtedness.  The Notes are subordinated in right of payment to all of the Company’s existing and future “Senior Indebtedness” (as defined in the Indenture), and effectively subordinated to all of the Company’s existing and future secured indebtedness. The Notes are not obligations of, and are not, and will not be, guaranteed by, any of the Company’s subsidiaries.

The Notes are not subject to repayment at the option of the holders and may not be redeemed by the Company at any time prior to maturity.  The Notes will not have the benefit of any sinking fund.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture and specified events of bankruptcy, insolvency or reorganization.  Holders of the Notes may not accelerate the maturity of the Notes, except if an event of default relating to specified events of bankruptcy, insolvency, liquidation or receivership of the Company or similar event occurs and is continuing, in which case the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal amount of all the Notes to be immediately due and payable.

The Supplemental Indenture provides that the Company and the Trustee may amend or supplement the Base Indenture (solely with respect to the Notes), the Supplemental Indenture or the Notes without notice to or the consent of any holder of the Notes (in addition to the circumstances set forth in Section 9.01 of the Base Indenture) to (i) clarify ambiguities or to meet regulatory requirements for the Notes to qualify as Tier 2 capital or the equivalent for bank regulatory purposes and (ii) conform the provisions of the Base Indenture, the Second Supplemental Indenture or the Notes to the “Description of the Notes” section of the Prospectus Supplement.

The Underwriters’ affiliates serve as lenders and administrative agent under the Company’s existing credit facilities, the terms of which are set forth in the Company’s Credit Agreement, dated as of September 18, 2018 (the “Credit Agreement”), among the Company, the lenders named therein and Wells Fargo Bank, National Association, as administrative agent. An affiliate of one of the Underwriters is also the Trustee under the Indenture. In connection with the Offering, on May 24, 2019, the existing lenders and administrative agent under the Credit Agreement (which include each of the Underwriters’ respective affiliates) provided their written consent to the incurrence by the Company of $300.0 million of additional subordinated indebtedness (which includes the Notes issuance), notwithstanding the $200.0 million limitation on the amount of other subordinated indebtedness set forth in Section 7.02(e) of the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2018.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Notes are each qualified in their entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Notes, respectively, copies of which are attached hereto as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference.  In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.                    Financial Statements and Exhibits.

(d)             Exhibits.

Exhibit No.	Description
1.1*	Underwriting Agreement, dated as of June 3, 2019, between Wintrust Financial Corporation and RBC Capital Markets, LLC, as representative of the several Underwriters named therein.

4.1

Subordinated Indenture, dated as of June 13, 2014, between Wintrust Financial Corporation and U.S. Bank National Association, as trustee, as filed with the SEC on June 13, 2014 as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and incorporated herein by reference.

4.2*	Second Supplemental Indenture, dated as of June 6, 2019, between Wintrust Financial Corporation and U.S. Bank National Association, as trustee.
4.3*	Form of 4.850% Subordinated Note due 2029 (included as Exhibit A in Exhibit 4.2 hereto).
5.1*	Opinion of Sidley Austin LLP.
23.1*	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

*Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)

	By:	/s/ Kathleen M. Boege
Kathleen M. Boege
Executive Vice President, General Counsel and Corporate Secretary

Date: June 6, 2019